SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               March 27, 2003                                  0-21537
------------------------------------------------     ---------------------------
Date of Report (Date of earliest event reported)        Commission File Number


                            PACIFIC BIOMETRICS, INC.
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                                93-1211114
   -------------------------------            ---------------------------
  (State or other jurisdiction of            (IRS Employer Identification
   incorporation or organization)             Number)


               220 West Harrison Street, Seattle, Washington 98119
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (206) 298-0068
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

The information set forth in the press release of Pacific Biometrics, Inc. ("PBI") regarding its private placement, dated March 27, 2003, is incorporated herein by reference.

When used in this Form 8-K, the word "may", "will", "intends", or similar words, or the negatives of these words, are intended to identify forward-looking statements. See "Risk Factors" contained in PBI's Annual Report to Stockholders on Form 10-KSB for the fiscal year ended June 30, 2002, for additional risks related to the biotechnology industry, which are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (a) Not applicable

       (b) Not applicable

       (c) The following exhibits are filed herewith:

           Exhibit 99.1 -- Text of Press Release dated March 27, 2003.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PACIFIC BIOMETRICS, INC.


Dated: March 27, 2003                          By:    /s/ Ronald R. Helm
                                                  ----------------------------
                                                  Ronald R. Helm
                                                  Chief Executive Officer

                                    EXHIBIT 1

                                  Press Release


NEWS RELEASE                                   For Further Information Contact:
                                               Ronald R. Helm, Chairman and CEO
                                                       Pacific Biometrics, Inc.
                                                                 (206) 298-0068
                                                                ronh@pacbio.com

                              FOR IMMEDIATE RELEASE


                       PACIFIC BIOMETRICS, INC. ANNOUNCES
                       $5 MILLION SERIES B PREFERRED STOCK
                                    OFFERING


SEATTLE, WASHINGTON, March 27, 2003 - Pacific Biometrics, Inc. (OTC-BB: PBME)-- Pacific Biometrics, Inc. ("PBI") today announced that it intends to offer up to 1,666,667 shares of Series B 8% convertible, cumulative redeemable, $0.01 par value, preferred stock ("Preferred Stock") at a purchase price per share of $3.00 to accredited investors. Each share of Preferred Stock will be convertible at any time in the holder's discretion into one share of PBI common stock, and will be convertible by PBI at any time after the one year anniversary of the date of the offering if the closing price of the PBI common stock is at least $5.00 per share for a period of least ten trading days. PBI has engaged a placement agent to offer the Preferred Stock on a best efforts basis.

PBI stated that it intends to use funds received in the offering to purchase additional laboratory equipment, upgrade information systems, reduce debt, and for working capital. The Company may also use a portion of the funds in exercise of an option PBI holds to purchase certain intellectual property of Saigene Corporation.

The Preferred Stock is being offered solely to accredited investors in reliance upon certain exemptions from registration under the Securities Act of 1933 (the "Act"), including Regulation D promulgated under the Act, and as permitted in the jurisdictions in which the Preferred Stock is being offered. The Preferred Stock will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration. The Preferred Stock has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of the offering or the accuracy or adequacy of the offering materials.

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy the Preferred Stock.

CERTAIN STATEMENTS CONTAINED IN THIS NEWS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. SUCH FORWARD-LOOKING STATEMENTS ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM THOSE DISCUSSED OR ANTICIPATED. FACTORS THAT MIGHT AFFECT THE ACTUAL OUTCOME INCLUDE, BUT ARE NOT LIMITED TO, OUR PROBLEMS OF OPERATING WITH A HISTORY OF LOSSES AND AN ACCUMULATED DEFICIT, OUR POTENTIAL LIQUIDITY PROBLEMS SINCE HISTORICALLY WE HAVE NOT BEEN ABLE TO GENERATE POSITIVE CASH FLOW, OUR ABILITY TO RAISE ADDITIONAL CAPITAL AND THE LIKELIHOOD THAT IT MAY NOT BE SECURED, OUR DIFFICULTIES OF COMPETING IN THE BIOTECHNOLOGY INDUSTRY WHICH IS SUBJECT TO RAPID CHANGES, OUR POTENTIAL DIFFICULTIES OF PROTECTING OUR PATENTS AND OTHER PROPRIETARY RIGHTS AND POTENTIAL INTELLECTUAL PROPERTY CLAIMS AGAINST US, GENERAL COMPETITION AND TECHNOLOGICAL CHANGES, THE POSSIBLE CANCELLATION OF OUR EXISTING OR FUTURE CONTRACTS, OUR FUTURE GROWTH PROSPECTS, AND CHANGES IN OUR MANAGEMENT. FOR A MORE DETAILED DISCUSSION OF RISK FACTORS, SEE THE COMPANY'S MOST RECENT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.